ATLANTIC WHITEHALL FUNDS TRUST

Atlantic Whitehall Growth Fund
Atlantic Whitehall Mid-Cap Growth Fund
Atlantic Whitehall Multi-Cap Global Value Fund
Atlantic Whitehall International Fund
Atlantic Whitehall Equity Income Fund
(Distributor and Institutional Class)

Supplement dated November 2, 2006
to the Statement of Additional Information dated April 1, 2006 ("SAI")

This Supplement updates the information in, and should be read in conjunction with, the SAI for the Distributor Class and Institutional Class shares of the Atlantic Whitehall Growth Fund, Atlantic Whitehall Mid-Cap Growth Fund, Atlantic Whitehall Multi-Cap Global Value Fund, Atlantic Whitehall International Fund and Atlantic Whitehall Equity Income Fund, dated April 1, 2006.

The following is added to the table under the section entitled "Portfolio Managers" on pages 27 and 28 of the SAI:

Other Managed Accounts as of August 31, 2006

Certain of the portfolio managers who are primarily responsible for the day-to-day management of the Funds also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of August 31, 2006: (i) the Fund(s) managed by the specified portfolio manager; and (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager. The portfolio managers do not manage any accounts with respect to which the advisory fee is based on performance.
		Registered Investment Companies		Unregistered Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Funds Managed	No.	Total Assets	No.	Total Assets	No.	Total Assets
Ned Zimmerman	Atlantic Whitehall Growth Fund	1	$54,165,323	0	$0	74	$120,000,000

The following is added to the table under the section entitled "Securities Ownership" on page 29 of the SAI:

As of August 31, 2006, the portfolio managers owned the following ranges of securities in the Funds:

Name of Portfolio Manager	Dollar Range of Investments in Each Fund
Ned Zimmerman	$0